ROYCE LABORATORIES, INC.

                                   AND

                       GRUNTAL & CO., INCORPORATED

                            -----------------

                            WARRANT AGREEMENT

                        Dated as of July 21, 1995

           WARRANT AGREEMENT, dated as of July 21, 1995, between ROYCE LABORATORIES, INC., a Florida corporation (the "Company") and GRUNTAL & CO., INCORPORATED (the "Placement Agent").

                            W I T N E S S E T H:

           WHEREAS, the Company proposes to issue to the Placement Agent warrants ("Warrants") to purchase up to 83,333 shares of Common Stock (as defined in Section 7.3 hereof) pursuant to Section 4(b) of the Sales Agency Agreement (defined below);

          WHEREAS, pursuant to the sales agency agreement (the "Sales Agency Agreement"), dated as of July 6, 1995, between the Placement Agent and the Company, the Placement Agent has agreed to act as agent in connection with a private offering by the Company of up to 833,333 units (the "Units"), each Unit consisting of one share of common stock, par value $.005 per share (the "Common Stock"), of the Company and one twelve-month warrant to purchase one share of Common Stock at an exercise price of $6.50 per share; and

          WHEREAS, the Warrants to be issued pursuant to this Agreement will be issued on the Closing Date (as defined in the Sales Agency Agreement) by the Company to the Placement Agent in consideration for, and as part of the Placement Agent's compensation in connection with, the performance of the Placement Agent pursuant to the Sales Agency Agreement.

          NOW, THEREFORE, in consideration of the premises, the payment by the Placement Agent to the Company of an amount equal to $.005 multiplied by the number of shares of Common Stock for which the Warrants are exercisable, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1. GRANT. The Placement Agent is hereby granted the right to purchase, at any time from the date hereof until 5:30 p.m., New York time, on July 21, 1998 (the "Exercise Period"), up to an aggregate of 83,333 shares of Common Stock, such number of shares to be determined in accordance with the terms of Section 4(b) of the Sales Agency Agreement (the "Shares") at an initial exercise price (subject to adjustment as provided in Section 7 hereof) of $6.00 per share of Common Stock, subject to the terms and conditions of this Agreement.

          Section 2. WARRANT CERTIFICATES. The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

          Section  3.  EXERCISE OF WARRANT.

          3.1 METHOD OF EXERCISE. The Warrants initially are exercisable at an aggregate initial exercise price per share of Common Stock set forth in
Section 5 hereof (subject to adjustment as provided in Section 7 hereof) payable by certified or official bank check in New York Clearing House funds. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the shares of Common Stock purchased at the Company's principal offices in Florida (presently located at 5350 N.W. 165th Street, Miami, Florida 33014), the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants). In the case of the purchase of less than all the shares of Common Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock purchasable thereunder.

          3.2 EXERCISE BY SURRENDER OF WARRANTS. In addition to the method of payment set forth in Section 3.1 and in lieu of any cash payment required thereunder, the Holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in whole or in part by surrendering the Warrant Certificate in the manner specified in Section 3.1 in exchange for the number of shares of Common Stock equal to (x) the number of shares as to which the Warrants are being exercised MULTIPLIED BY (y) a fraction, the numerator of which is the Market Price (as defined below) of the Common Stock less the Exercise Price and the denominator of which is such Market Price. Solely for the purposes of this paragraph, Market Price shall be calculated either (i) on the date which the form of election attached hereto is deemed to have been sent to the Company pursuant to Section 12 hereof ("Notice Date") or
(ii) the then current market price (defined in Section 7.6 hereof) preceding the Notice Date, whichever of (i) or (ii) is greater.

          Section 4. ISSUANCE OF CERTIFICATES. Upon the exercise of the Warrants, the issuance of certificates for shares of Common Stock or other securities, properties or rights underlying such Warrants, shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 6 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the persons or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

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          The Warrant Certificates and the certificates representing the Shares
(and/or other securities, property or rights issuable upon the exercise of the Warrants) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

          Section 5.   EXERCISE PRICE.

          5.1 INITIAL AND ADJUSTED EXERCISE PRICE. Except as otherwise provided in Section 7 hereof, the exercise price of each Warrant shall be $6.00 per share of Common Stock. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 7 hereof.

          5.2 EXERCISE PRICE. The term "Exercise Price" as used herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

          Section 6.   REGISTRATION RIGHTS.

          6.1 SECURITIES ACT OF 1933 LEGEND. The Warrants, the Shares and any of the other securities issuable upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the "Act"). Upon exercise of the Warrants, in part or in whole, the certificates representing the Shares underlying the Warrants and any of the other securities issuable upon exercise of the Warrants (collectively, the "Warrant Shares") shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE OR SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

          6.2 PIGGYBACK REGISTRATION. If, at any time during the period commencing on the date hereof and ending on July 21, 2000, the Company proposes to register any of its securities under the Act (other than in connection with a merger, pursuant to Form S-8 or a successor form, or pursuant to a post effective amendment to a registration statement filed by the

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Company prior to the date hereof), it will give written notice by delivery in person, registered or certified mail (postage prepaid, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, at least thirty (30) days prior to the filing of each such registration statement, to the Placement Agent and to all other Holders of the Warrants and/or the Warrant Shares (the "Registrable Securities") of its intention to do so. If the Placement Agent or other Holders of the Warrants and/or Warrant Shares notify the Company within twenty (20) days after receipt of any such notice of its or their desire to include any Warrant Shares in such proposed registration statement, the Company shall afford each of the Placement Agent and such Holders of the Warrants and/or Warrant Shares the opportunity to have any such Warrant Shares registered under such registration statement; PROVIDED, HOWEVER, that if the Placement Agent and such Holders shall be the only persons exercising such rights to have securities registered under such registration statement, then the Company shall not be obligated to comply with the registration request unless it receives such notice from Holders (including the Placement Agent) of at least one thousand (1,000) Warrants and/or Warrant Shares; PROVIDED FURTHER, HOWEVER, that the Company shall not be obligated to comply with the registration request if, and so long as, such Warrant Shares may be publicly sold by the Holders thereof pursuant to an effective registration statement.

     Notwithstanding the foregoing, if in the case of an underwritten offering by the Company, the managing underwriter of such offering shall advise the Company in writing that, in its opinion, the distribution of the Warrant Shares requested to be included in the registration concurrently with the other securities being registered would adversely affect the market price of such other securities, then the offering and sale of such Warrant Shares shall be delayed for such period, not to exceed ninety (90) days, as such managing underwriter shall request. In the event of a delay as provided in the preceding sentence, the Company shall file such supplements and post-effective amendments, and take any such other steps as may be necessary, to permit the proposed offering and sale of such Warrant Shares for a period of ninety (90) days immediately following the end of such period of delay.

          Notwithstanding the provisions of this Section 6.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 6.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

          6.3   DEMAND REGISTRATION.

                (a) At any time during the period commencing on the date hereof and ending on July 21, 1998, the Holders of the Warrants and/or Warrant Shares representing a "Majority" (as hereinafter defined) of such securities (assuming the exercise of all of the Warrants) shall have the right (which right is in addition to the registration rights under Section 6.2 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), on one occasion, a

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registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Placement Agent and the Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale of their respective Warrant Shares for six (6) consecutive months by such Holders and any other Holders of the Warrants and/or Warrant Shares who notify the Company within twenty (20) days after receiving notice from the Company of such request; PROVIDED, HOWEVER, that the Company shall not be obligated to comply with the registration request if, and so long as, such Warrant Shares may be publicly sold by the Holders thereof pursuant to an effective registration statement.

                (b) The Company covenants and agrees to give written notice of any registration request under this Section 6.3 by any Holder or Holders to all other registered Holders of the Warrants and the Warrant Shares within ten (10) days from the date of the receipt of any such registration request.

                (c) In addition to the registration rights under Section 6.2 and subsection (a) of this Section 6.3, at any time during the period commencing on the date hereof and ending on July 21, 1998 the Holders of a Majority of the Warrants and/or Warrant Shares shall have the right, exercisable by written request to the Company, to have the Company prepare and file with the Commission, on one occasion, a registration statement so as to permit a public offering and sale for six (6) consecutive months by such Holders of their Warrant Shares; PROVIDED, HOWEVER, that the provisions of Section 6.4(b) hereof shall not apply to any such registration request and registration and all costs incident thereto (including the reasonable costs of the Company's counsel with respect to such registration) shall be at the expense of the Holder or Holders making such request; PROVIDED FURTHER, HOWEVER, that the Company shall not be obligated to comply with the registration request if, and so long as, such Warrant Shares may be publicly sold by the Holders thereof pursuant to an effective registration statement.

                (d) No right of the Holders under this Section 6.3 shall be deemed to have been exercised if with respect to such right:

          (A)   the requisite notice given by Holders pursuant to this
     Section 6.3 is withdrawn prior to the date of filing of a registration statement or if a registration statement filed by the Company under the Securities Act pursuant to this Section
     6.3 is withdrawn prior to its effective date, in either case, by written notice to the Company from the Holders of fifty percent (50%) or more of the Warrants and/or Warrant Shares to be included or which are included in such registration statement stating that such Holders have elected not to proceed with the offering contemplated by such registration statement because a registration statement filed by the Company pursuant to this Section 6.3, in the reasonable opinion of counsel for such Holders or the managing underwriter of the proposed public offering, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than any such statement or omission relating to such Holders and based on information supplied or failed to be supplied by such Holders) and the Company has not, promptly after written notice thereof, corrected such statement or omission in an amendment filed to such registration statement pursuant to Section 6.4(m); or

          (B) a registration statement pursuant to this Section 6.3 shall have become effective under the Securities Act and (i) the underwriters shall not purchase any Warrant Shares because of a failure of a condition contained in the underwriting agreement due to an act of the Company relating to the offering covered by such registration statement or (ii) less than eighty-five percent (85%) of the Warrant Shares included therein shall have been sold as a result of any stop order, injunction or other order or requirement of the Commission or other governmental agency or court.

          6.4 COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. In connection with any registration under Section 6.2 or 6.3 hereof, the Company covenants and agrees as follows:

                (a) The Company shall use its best efforts to file a registration statement within thirty (30) days of receipt of any demand therefor, shall use its best efforts to have any registration statements declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Warrant Shares such number of prospectuses as shall reasonably be requested.

                Notwithstanding the foregoing, the Company shall be entitled to postpone, for a period of not more than sixty (60) days after receipt of a request to effect a registration, the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 6.3 hereof if, at any time it receives a request for registration, the Board of Directors of the Company determines in its reasonable business judgment that such registration and offering would interfere with any material financing, acquisition, corporate reorganization or other material transaction or development involving the Company and promptly gives the Holders demanding registration written notice of such determination; PROVIDED that (i) upon such postponement by the Company, the Company shall be required to file such registration statement as soon as practicable after the Board of Directors of the Company shall determine, in its reasonable business judgment, that such registration and offering will not interfere with the aforesaid material financing, acquisition, corporate reorganization or other material transaction or development involving the Company, (ii) the Company may utilize this right once each year; PROVIDED, HOWEVER, that the Company shall not utilize this right more than one time unless, prior to utilizing such right, the Company delivers to the Holders an opinion of counsel to the Company, satisfactory to the Holders, to the effect that such postponement by the Company is necessary to avoid interference with a material financing, acquisition, corporate reorganization or other material transaction or development involving the Company, (iii) the Holders who made such written request to effect such registration, may, at any time in writing (until 10 days after they receive written notification from the Company that the Company intends to proceed with the filing of a registration statement), withdraw such request for such registration and therefore preserve the right provided in Section 6.3 hereof for such Holders to again request such registration, and (iv) the Exercise Period shall automatically be extended by an additional one hundred and eighty (180) days.

                (b) The Company shall pay all of its costs, fees and expenses (but not underwriting or selling commissions or expenses of the Holder(s)), in connection with all registration statements filed pursuant to Sections 6.2 and 6.3(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses. The Holder(s) will pay all costs, fees and expenses in connection with any registration statement filed pursuant to Section 6.3(c). If the Company shall fail to comply with the provisions of Section 6.4(a), the Company shall, in addition to any other equitable or other relief available to the Holder(s), extend the Exercise Period by such number of days as shall equal the delay caused by the Company's failure, and be liable for any or all damages as the Holder(s) may be entitled to as a matter of law.

                (c) The Company will take all necessary action which may be required in qualifying or registering the Warrant Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as the Holder(s) shall reasonably designate; PROVIDED that the Company shall not be obligated to qualify to do business in any such jurisdiction or to file any general consent to service of process in any jurisdiction in any action other than one arising out of the offering or the sale of the Warrant Shares.

                (d) Nothing contained in this Agreement shall be construed as requiring a Holder to exercise its Warrants prior to the closing of an offering pursuant to a registration statement referred to in Sections 6.2 or 6.3 hereof.

                (e) In connection with any registration statement filed pursuant to Section 6.2 hereof, the Company shall furnish to each Holder participating in any underwritten offering and to each underwriter, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

                (f) The Company shall as soon as practicable after the effective date of the registration statement, and in any event within fifteen
(15) months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the registration statement.

                (g) The Company shall deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below, and to the managing underwriters, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the NASD. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder or underwriter shall reasonably request.

                (h) The Company will indemnify, and, if such indemnity is unavailable, will agree to just and equitable contribution to, the Holders of Warrant Shares which are included in each registration statement referred to in Sections 6.2 and 6.3 hereof, and the underwriters of such Warrant Shares, substantially to the same extent as the Company has indemnified, and agreed to just and equitable contribution to, the Underwriters of its public offering of Common Stock pursuant to the Underwriting Agreement. Each selling Holder of Warrant Shares, severally and not jointly, will indemnify and hold harmless the Company, its directors, its officers who shall have signed any such registration statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act to the same extent as the foregoing indemnity from the Company, but in each case to the extent, and only to the extent, that any statement in or omission from or alleged omission from such registration statement, any final prospectus, or any amendment or supplement thereto was made in reliance upon information furnished in writing to the Company by such selling Holder specifically for use in connection with the preparation of such registration statement, any final prospectus or any such amendment or supplement thereto; PROVIDED, HOWEVER, that the obligation of any Holder of Warrant Shares to indemnify the Company under the provisions of this paragraph (h) shall be limited to the product of the number of Warrant Shares being sold by the selling Holder and the market price of the Common Stock on the date of the sale to the public of these Warrant Shares.

                (i) For purposes of this Agreement, the term "Majority," in reference to the Holders of Warrants or Warrant Shares, shall mean in excess of fifty percent (50%) of the then outstanding Warrants or Warrant Shares that (i) are not held by the Company, an officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act.

                (j) The Company shall promptly notify each Holder of Warrants and/or Warrant Shares covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such Holder promptly prepare and furnish to such Holder and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

                (k) The Company shall enter into an underwriting agreement with the managing underwriters of an underwritten offering covered by Section 6.2 hereof. Such agreement shall be reasonably satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Shares and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.

          Section 7.   ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF SHARES.

          7.1 SUBDIVISION AND COMBINATION. In case the Company shall at any time (i) subdivide the outstanding shares of Common Stock into a larger number of shares, (ii) combine the outstanding shares of Common Stock into a smaller number of shares, (iii) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, or (iv) issue by reclassification of its Common Stock any shares of its capital stock, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event specified above shall occur.

          7.2 ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 7, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          7.3 DEFINITION OF COMMON STOCK. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Articles of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that the Company shall after the date hereof issue Common Stock with greater or superior voting rights than the shares of Common Stock outstanding as of the date hereof, the Holder, at its option, may receive upon exercise of any Warrant either shares of Common Stock or a like number of such securities with greater or superior voting rights.

          7.4 MERGER OR CONSOLIDATION. (a) In case the Company after the date hereof (i) shall consolidate with or merge into any other person and shall not be the continuing or surviving corporation of such consolidation or merger, or (ii) shall permit any other person to consolidate with or merge into the Company and the Company shall be the continuing or surviving person but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) shall transfer all or substantially all of its properties or assets to any other person, or (iv) shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification resulting in the issue of additional shares of Common Stock for which adjustment in the Exercise Price is provided in this
Section 7), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Agreement and the Warrants, the Holders of the Warrants, upon the exercise thereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Exercise Price in effect at the time of such consummation for all Common Stock issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or other securities issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which such Holders would actually have been entitled as shareholders upon such consummation if such Holders had exercised the rights represented by the Warrants immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in this Section 7.

          7.5 ASSUMPTION OF OBLIGATIONS. Notwithstanding anything contained in the Warrants to the contrary, the Company will not effect any of the transactions described in clauses (i) through (iv) of Section 7.4 unless, prior to the consummation thereof, each person (other than the Company) that may be required to deliver any stock, securities, cash or property upon the exercise of the Warrants as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holders of the Warrants, (a) the obligations of the Company under this Agreement and the Warrants (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Agreement and the Warrants) and (b) the obligation to deliver to such Holders such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 7, such Holders may be entitled to receive, and such person shall have similarly delivered to such Holders an opinion of counsel for such person, which counsel shall be reasonably satisfactory to such Holders, stating that this Agreement and the Warrants shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this Section 7) shall be applicable to the stock, securities, cash or property which such person may be required to deliver upon any exercise of the Warrants or the exercise of any rights pursuant hereto.

          7.6 DIVIDENDS AND OTHER DISTRIBUTIONS. If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute to the holders of shares of Common Stock evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Common Stock, referred to in Section 7.1, and also excluding cash dividends or cash distributions paid out of net profits legally available therefor if the full amount thereof, together with the value of other dividends and distributions made substantially concurrently therewith or pursuant to a plan which includes payment thereof, is equivalent to not more than five percent (5%) of the Company's net worth) (any such non-excluded event being herein called a "Special Dividend"), the Exercise Price shall be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the then current market price of the Common Stock (defined as the average for the thirty consecutive business days immediately prior to the record date (or, if such calculation is being made pursuant to Section 3.2, the Notice
Date) of the daily closing price of the Common Stock as reported by the national securities exchange upon which the Common Stock is then listed or if not listed on any such exchange, the average of the closing prices as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") Stock Market's National Market, or if not then listed on the NASDAQ National Market, the average of the highest reported bid and lowest reported asked prices as reported by the NASDAQ, or if not then publicly traded, as the fair market price as determined by the Company's Board of

Directors) less the fair market value (as determined by the Company's Board of Directors) of the evidences of indebtedness, cash, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock and the denominator of which shall be such then current market price per share of Common Stock. An adjustment made pursuant to this
Section 7.6 shall become effective immediately after the record date of any such Special Dividend.

          7.7 OTHER DILUTIVE EVENTS. In case any event shall occur as to which the other provisions of this Section 7 are similar to, but not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Agreement and the Warrants in accordance with the essential intent and principles hereof then, in each such case, the Holders of Warrants representing a Majority may appoint a firm of independent public accountants of recognized national standing reasonably acceptable to the Company, which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by this Agreement and the Warrants. Upon receipt of such opinion (the "Holders' Opinion"), if the Company agrees with the Holders' Opinion, it will promptly mail a copy thereof to the Holders and shall make the adjustments described therein. If the Company does not agree with the Holders' Opinion, the Company shall cause the Company's independent auditors to review the Holders' Opinion. If the Company notifies the Holders within thirty (30) days from the receipt of the Holders' Opinion that based upon the opinion of the Company's independent auditors it objects to the Holders' Opinion, then the accountants rendering the Holders' Opinion and the Company's independent auditors shall select a third firm of independent public accountants who will have thirty (30) days to deliver its opinion to the Company and the Holders. The opinion of such third firm shall be conclusive and binding on the Company and the Holders. The fees and expenses of all of such independent public accountants shall be borne one-half by the Company and one-half by the Holders, so long as the adjustment specified in the Holders' Opinion exceeds five percent (5%) of the Exercise Price and/or the number of Warrant Shares for which the Warrants are exercisable.

          7.8 NOTICE OF ADJUSTMENT EVENTS. Whenever the Company contemplates the occurrence of an event which would give rise to adjustments under this
Section 7, the Company shall mail to each Holder, at least thirty (30) days or to the record date with resect to such event or, if no record date shall be established, at least thirty (30) days prior to such event, a notice specifying (i) the nature of the contemplated event, (ii) the date of which any such record is to be taken for the purpose of such event, (iii) the date on which such event is expected to become effective and (iv) the time, if any is to be fixed, when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable in connection with such event.

          7.9 NOTICE OF ADJUSTMENTS. Whenever the Exercise Price or the kind of securities or property issuable upon exercise of the Warrants, or both, shall be adjusted pursuant to this Section 7, the Company shall make a certificate signed by its President or a Vice

President and by its Chief Financial Officer, Secretary or Assistant Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method of which such adjustment was calculated (including a description of the basis on which the Company made any determination hereunder), and the Exercise Price and the kind of securities or property issuable upon exercise of the Warrants after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to each Holder promptly after each adjustment.

          7.10 PRESERVATION OF RIGHTS. The Company will not, by amendment of its Articles of Incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants or the rights represented thereby, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of the Warrants against dilution or other impairment.

          7.11  WHEN NO ADJUSTMENT REQUIRED. No adjustment in the Exercise
Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; PROVIDED, HOWEVER, that any adjustments which by reason of this Section 7.11 are not required to be made shall be carried forward and taken into account in any subsequent adjustment; PROVIDED FURTHER, HOWEVER, that adjustments shall be required and made in accordance with the provisions of this Section 7 (other than this Section 7.11) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holders of the Warrants. All calculations under this Section 7 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 7 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those required by this Section 7, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

          Section 8. EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

          Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

          Section 9. ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

          Section 10. RESERVATION AND LISTING OF SECURITIES. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on all securities exchanges and/or included in the automated quotation system of the Nasdaq Stock Market (subject to official notice of issuance) with respect to which the Common Stock issued to the public in connection herewith may then be so listed and/or quoted.

          Section 11. NOTICES TO WARRANT HOLDERS. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution payable; or

                (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                (c) a voluntary or involuntary dissolution, liquidation or winding-up of the Company (other than in connection with a consolidation or merger) or any capital reorganization, re-capitalization or reclassification or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company will mail to each Holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, sale, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, sale, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

          Section 12.  NOTICES.

          All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given or made at the time delivered by hand if personally delivered; five calendar days after mailing if sent by registered or certified mail; when answered back, if telexed; when receipt is acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee):

                (a) If to the registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

                (b)  If to the Company, to the address set forth in
          Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

          Section 13.  SUPPLEMENTS AND AMENDMENTS. The Company and the
Placement Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates (other than the Placement Agent) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Placement Agent may deem necessary or desirable and which the Company and the Placement Agent deem shall not adversely affect the interests of the Holders of Warrant Certificates.

          Section 14. SUCCESSORS. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

          Section 15. GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement and each Warrant issued hereunder shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and performed in the State of New York without giving effect to the principles of conflicts of law thereof. If any action or proceeding shall be brought by the Placement Agent or any of the Holders in order to enforce any right or remedy under the Warrants or this Agreement, the Company hereby consents to and submits to, the jurisdiction of the courts of the State of New York and of any federal court sitting in the Borough of Manhattan, City of New York. The Company agrees that process in any such action or proceeding may be served in the manner provided by New York law for service on foreign persons, as appropriate.

          The Company, the Placement Agent and the Holders agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

          Section 16.  ENTIRE AGREEMENT; MODIFICATION. This Agreement
(including the Sales Agency Agreement to the extent portions thereof are referred to herein, and the Subscription Agreements (as defined in the Sales Agency Agreement) with respect to registration rights) contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

          Section 17. SEVERABILITY. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

          Section 18. CAPTIONS. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended to be, nor should they be construed as, part of this Agreement and shall be given no substantive effect.

          Section 19. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give any person or corporation other than the Company and the Placement Agent and any other registered Holder(s) of the Warrant Certificates or Warrant Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company, the Placement Agent and any other registered Holder(s) of the Warrant Certificates or Warrant Shares.

          Section 20. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

SEAL                          ROYCE LABORATORIES, INC.

                                    By:_____________________________
                                       Name:
                                       Title:

Attest:

________________________

                                    GRUNTAL & CO., INCORPORATED

                                    By:_____________________________
                                       Name:
                                       Title:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE OR SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                           EXERCISABLE ON OR BEFORE
                   5:30 P.M., NEW YORK TIME, July 21, 1998

No. W-                                                          83,333 Warrants

                             WARRANT CERTIFICATE

          This Warrant Certificate certifies that Gruntal & Co., Incorporated, or registered assigns, is the registered holder of 83,333 Warrants to purchase initially, at any time from the date hereof until 5:30 p.m., New York time, on July 21, 1998 ("Expiration Date"), up to 83,333 fully paid and nonassessable shares of common stock, $.005 par value ("Common Stock") of ROYCE LABORATORIES, INC., a Florida corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $6.00 per share of Common Stock upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement, dated as of July 21, 1995, between the Company and Gruntal & Co., Incorporated (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

          No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

          The warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

          The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; PROVIDED, HOWEVER, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair the rights of the holder as set forth in the Warrant Agreement.

          Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

          Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

          The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of July 21, 1995

                                    ROYCE LABORATORIES, INC.

[SEAL]                              By:_____________________________
                                       Name:
                                       Title:

Attest:

___________________________
Name:
Secretary

                         FORM OF ELECTION TO PURCHASE
                           PURSUANT TO SECTION 3.1

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________ shares of Common Stock and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House funds to the order of Royce Laboratories, Inc. in the amount of $________, all in accordance with the terms hereof. The undersigned requests that a certificate for such securities
be registered in the name of                                      whose address
is ___________________ and that such Certificate be delivered to __________________ whose address is ___________________________________.

Dated:
                                    Signature _________________________________
                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                                    ____________________________________________
                                    (Insert Social Security or Other Identifying
                                    Number of Holder)

                                    ____________________________________________
                                    Signature Guarantee

                       FORM OF ELECTION TO PURCHASE
                         PURSUANT TO SECTION 3.2

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________ shares of Common Stock all in accordance with the terms of Section 3.2 of the Warrant Agreement, dated as of July ___, 1995, between Royce Laboratories, Inc. and Gruntal & Co., Incorporated. The undersigned requests that a certificate for such securities be registered in the name of __________________ whose address is __________________ and that such Certificate be delivered to _____________ whose address is _____________________________.

Dated:                              Signature __________________________________
                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                                    ____________________________________________
                                    (Insert Social Security or Other Identifying
                                    Number of Holder)

                                    ____________________________________________

                                    Signature Guarantee

                              FORM OF ASSIGNMENT

           (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate)

FOR VALUE RECEIVED ______________________ hereby sells, assigns and transfers unto ________________________________________________________________________

                (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________ Attorney, to transfer the within Warrant Certificate on the books of the within named Company, with full power of substitution.

Dated:___________________           Signature:__________________________________
                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                                    ____________________________________________
                                    (Insert Social Security or Other Identifying
                                    Number of Assignee)

                                    ____________________________________________
                                    Signature Guarantee

                                       A-6